                                                                   Exhibit 10.57

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                               Assignment of the
                      TELECOMMUNICATIONS SYSTEM AGREEMENT
                        Dated January 26, 1995 between
                            INTERSTATE FIBERNET and
                       SPRINT COMMUNICATIONS COMPANY LP.

THIS ASSIGNMENT IS entered into and effective this 27th day of February, 1997, by and between Sprint Communications Company L.P., a Delaware Limited Partnership (hereinafter referred to as "Sprint"), with offices at 1200 Main, Kansas City, MO 64105, Gulf States FiberNet, a Georgia General Partnership (hereinafter referred to as "GSFN"), having an office at 910 First Avenue, West Point, GA 31833, and Gulf States Transmission Systems, Inc., a Georgia Corporation (hereinafter referred to as "Assignee"), having an office at 910 First Avenue, West Point, GA 31833, with GSFN and Sprint being collectively referred to herein as the "Parties."

WHEREAS Sprint and Interstate FiberNet (hereinafter referred to as "IFN") entered into a Telecommunications System Agreement dated January 26, 1995 ("Agreement") which obligated IFN to design, engineer, construct, or cause to be constructed, facilities and acquire appropriate interests in real property or other rights, all as may be required to provide, operate, and maintain a telecommunications fiber optic system between [____________] and [_________] (defined in the Agreement as the Route); and

WHEREAS Sprint and IFN executed on July 25, 1995 an Assignment of the Agreement in which IFN assigned all its rights and obligations under the Agreement to GSFN (the "IFN Assignment").

WHEREAS GSFN now wishes to further assign the Agreement to Assignee; and

WHEREAS pursuant to the Agreement and the IFN Assignment of the Agreement, GSFN now wishes to assign the following additional contracts to Assignee:

        (i) Sprint Communications Company Facilities and Service Agreement, made and entered into January 26, 1995;

        (ii) Telecommunications Systems Maintenance Agreement, made and entered into January 26, 1995;

        (iii) Agreement for Use and Non-Disclosure of Confidential Information made effective as of January 26, 1995.

WHEREAS Sprint is willing to allow the assignment of all Agreements described above to Assignee upon the terms and conditions provided herein;

NOW THEREFORE, in consideration of the rights and obligations set forth below, the Assignment is hereby consented and agreed to as follows:

1.0 ASSIGNMENT

     1.1 On January 26, 1995 IFN and Sprint entered into a Telecommunications System Agreement ("Agreement"), a Sprint Communications Company Facilities and Services Agreement, a Telecommunications System Maintenance Agreement, and an Agreement for Use and Non-Disclosure of Confidential information, collectively referenced hereinafter as "Agreements," and a copy of which are attached to this Assignment as Exhibits A-1, A-2, A-3 and A-4.

     1.2 On July 25, 1995 IFN and Sprint entered into an Assignment Agreement (the "IFN Assignment") which effectively transferred all rights and obligations of IFN to GSFN, a copy of which is attached to this Assignment as Exhibit B.

     1.3 In accordance with Article 16.9 of the Agreement, GSFN requests and Sprint hereby agrees, upon completion of the condition set forth in
          Section 1.5 herein, to the assignment of the Agreements, including all obligations thereunder, to Assignee. GSFN and ITC warrant that Assignee is an entity that will carry out the terms and conditions of the Agreements. GSFN hereby assigns to Assignee all rights, title and interest of GSFN in and to the Agreements between GSFN and Sprint.

     1.4 By its execution of this Assignment, Assignee agree to accept the Agreements. Assignee agrees to assume and faithfully perform and discharge all the terms and obligations of GSFN under the Agreements.

     1.5 Assignee hereby warrants that it has the financial wherewithall to carry out the obligations required by the Agreements. Assignee shall cause GSFN and ITC to guarantee such obligation by providing Sprint with financials for fiscal year 1996 and a projected budget for fiscal year 1997.

2.0 STATUS OF AGREEMENTS

     Except as assigned and modified herein, the Agreements shall continue in full force and effect. In the event of a conflict between the terms and conditions of the Agreements and this Assignment, the Assignment shall control. The execution of this Assignment does not limit the right of Sprint and Assignee to pursue amendments to the Agreements in the future.

3.0 COUNTERPARTS

     To facilitate execution, this Assignment may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of the Assignment to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the Parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment on the day and year below written, but effective as of the day and year first set forth above.


GULF STATES FIBERNET                    SPRINT COMMUNICATIONS COMPANY
                                        L.P.
A GEORGIA GENERAL PARTNERSHIP           A DELAWARE LIMITED PARTNERSHIP


BY: /s/ Douglas Shumate                 BY: /s/ James B. Farris
   --------------------------------        -----------------------------------
   Douglas Shumate                         James B. Farris
   Vice President & CFO                    Director, Real Estate Acquisition
                                           and Administration

DATE:  2-24-97                          DATE:  2-27-97
     ------------------------------          ---------------------------------


GULF STATES TRANSMISSION                ITC HOLDING COMPANY, INC.
SYSTEMS, INC.


BY: /s/ Douglas Shumate                 BY: /s/ Douglas Shumate
   --------------------------------        -----------------------------------

NAME: Douglas Shumate                   NAME: Douglas Shumate
     ------------------------------          ---------------------------------

TITLE:  VP/CFO                          TITLE:  VICE PRESIDENT
      -----------------------------           --------------------------------

DATE:  2-24-97                          DATE:  2-24-97
     ------------------------------          ---------------------------------